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                                                                  Exhibit 10.1.8


                               AMENDMENT AGREEMENT

                  AMENDMENT AGREEMENT, dated as of June 9, 2000 (this "Agreement"), to the Amended and Restated Credit Agreement, dated as of May 1, 1998 (as heretofore amended and supplemented and as it in the future may be amended, modified or supplemented from time to time in accordance with its terms, the "Credit Agreement"), by and among Millbrook Distribution Services Inc., a Delaware corporation ("Millbrook"), The B. Manischewitz Company, LLC, a Delaware limited liability company ("Manischewitz" and, together with Millbrook, the "Borrowers"), the lenders (the "Lenders") named in Schedules 2.01(a) and 2.01(b) to the Credit Agreement (as hereinafter defined), The Chase Manhattan Bank, as administrative and collateral agent (in such capacity, the "Agent") for the Lenders, and Bank of America, N.A., as co-agent and documentation agent.

                  WHEREAS, the Borrowers have requested that the Required Lenders amend a provision of the Credit Agreement and the Required Lenders have so agreed to amend such provision as set forth herein.

                  NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:

                  1. Defined Terms. Unless otherwise specifically defined herein, all capitalized terms used herein shall have the respective meanings ascribed to such terms in the Credit Agreement.

                  2. Amendment to Credit Agreement. Subject to the conditions as to effectiveness set forth in Paragraph 5 of this Agreement, clause (w) of
Section 7.04 of the Credit Agreement is hereby amended in its entirety to read as follows:

                  "(w) the Borrowers may make distributions or dividends to Enterprises so that Enterprises can repurchase the Senior Notes and/or that Enterprises can make distributions or dividends to Holdings so that Holdings can repurchase the Interest Reserve Notes; provided, however, that in no event shall the aggregate amount so distributed by the Borrowers to Enterprises with the proceeds of a Revolving Credit Loan made after June 1, 2000 exceed $7,500,000, (ii) in the event that Enterprises does not retire the Senior Notes upon their repurchase, Enterprises shall cause such Senior Notes to be pledged to the Agent (for the ratable benefit of the Lenders) pursuant to the Pledge Agreement and (iii) in no event shall
                  (A) the Borrowers make any such distribution to Enterprises or
                  (B) Enterprises make any such distribution to Holdings, if, in either case, such distribution is not permitted by the terms of the Indenture, dated as of May 1, 1998, among


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                  Enterprises, the guarantors named therein and The Chase
                  Manhattan Bank Manhattan Bank, as successor to PNC Bank, National Association, as amended."

                  3. Covenant. The Borrowers hereby agree that upon the making of each distribution to Enterprises referred to in Paragraph 2 above, the Borrowers shall deliver to the Agent an accounting of the Senior Notes and/or Interest Reserve Notes that were purchased with the proceeds of such distribution.

                  4. Representations and Warranties. The Borrowers hereby represent and warrant as of the date hereof as follows (which representations and warranties shall survive the execution and delivery of this Agreement):

                     (a) All representations and warranties made by the Borrowers in Article IV of the Credit Agreement and each of the other Loan Documents, after taking into account the effect of this Agreement, are true and correct in all material respects as of the date hereof with the same force and effect as if made on such date (except to the extent that any such representation or warranty relates expressly to an earlier date).

                     (b) Each Borrower has the requisite power to execute, deliver and carry out the terms and provisions of this Agreement.

                     (c) This Agreement has been duly executed and delivered by the Borrowers and constitutes the legal, valid and binding obligation of the Borrowers, and is enforceable against the Borrowers in accordance with its terms subject (i) as to enforcement of remedies, to applicable bankruptcy, insolvency, reorganization, moratorium and other similar laws affecting the enforcement of creditors' rights generally, from time to time in effect, and (ii) to general principles of equity.

                     (d) After giving effect to this Agreement, no event has occurred and is continuing which constitutes or would constitute a Default or an Event of Default under the Credit Agreement.

                  5. Conditions Precedent. Notwithstanding any term or provision of this Agreement to the contrary, Paragraph 2 hereof shall not become effective until (i) the Agent shall have received counterparts of this Agreement, duly executed and delivered on behalf of the Borrowers, Enterprises, the Agent and the Required Lenders, (ii) the Borrowers shall have paid a fee equal to $7,500 to each Lender signing this Agreement by the date first written above and (iii) the Agent shall have received such other documents as the Lenders or the Agent or the Agent's counsel shall reasonably deem necessary.

                  6. Fees and Expenses of Agent. The Borrowers agree to pay all reasonable fees and out-of-pocket expenses incurred by the Agent in connection with the preparation and negotiation of this Agreement, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel to the Agent.

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                  7. References to Agreements. The term "Agreement", "hereof",
"herein" and similar terms as used in the Credit Agreement, and references in the Credit Agreement and the other Loan Documents to the Credit Agreement, shall mean and refer to, from and after the effective date of the amendments contained herein as determined in accordance with Paragraph 5 hereof, such agreements as amended by this Agreement.

                  8. Continued Effectiveness. Nothing herein shall be deemed to be a waiver of any covenant or agreement contained in, or any Default or Event of Default under, the Credit Agreement or any of the other Loan Documents, except as expressly provided for hereby, and each of the parties hereto agrees that, as amended by this Agreement, all of the covenants and agreements and other provisions contained in the Credit Agreement and the other Loan Documents shall remain in full force and effect from and after the date of this Agreement.

                  9. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be an original, and all of which, when taken together, shall constitute a single instrument. Delivery of an executed counterpart of a signature page to this Agreement by telecopier shall be effective as delivery of a manually executed counterpart of this Agreement.

                  [Remainder of Page Left Intentionally Blank]


                                       3
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                  10. Governing Law. This Agreement shall be construed in
accordance with and governed by the laws of the State of New York (other than the conflicts of laws principles thereof).

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.


                                 MILLBROOK DISTRIBUTION SERVICES INC.


                                 By: /s/ Richard A. Bernstein
                                     ------------------------------------------
                                     Name:  Richard A. Bernstein
                                     Title: Chairman

                                 THE B. MANISCHEWITZ COMPANY, LLC

                                 By: Richard A. Bernstein, its managing member


                                 /s/ Richard A. Bernstein
                                 ----------------------------------------------
                                   Richard A. Bernstein


                                 THE CHASE MANHATTAN BANK, as Agent and Lender


                                 By: /s/ Michael J. Miller
                                     ------------------------------------------
                                     Name:  Michael J. Miller
                                     Title: Vice President

                                 BANK OF AMERICA, N.A.,  as Lender and Co-Agent


                                 By: /s/ Frank Palmieri
                                     ------------------------------------------
                                     Name:  Frank Palmieri
                                     Title: Vice President


                                       4
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                                 FLEET BUSINESS CREDIT CORPORATION, as Lender


                                 By:/s/ Alan F. Lyster, Jr.
                                    -------------------------------------------
                                    Name:  Alan F. Lyster, Jr.
                                    Title: Vice President

                                 LASALLE BUSINESS CREDIT CORPORATION, as Lender


                                 By:/s/ Corey Sclar
                                    -------------------------------------------
                                    Name:  Corey Sclar
                                    Title: Vice President

                                 PNC BANK, NATIONAL ASSOCIATION, as Lender


                                 By:/s/ Robert Anchundia
                                    -------------------------------------------
                                    Name:  Robert Anchundia
                                    Title: Vice President

As to paragraph 2 only:

R.A.B. ENTERPRISES, INC.


By:/s/ Richard A. Bernstein
   -----------------------------
     Name:  Richard A. Bernstein
     Title: Chairman and Chief
            Executive Officer



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